PROSPECTUS  FEBRUARY 6, 2013

ADVANCED Series Trust

Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (Participating Insurance Companies) issuing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. This Prospectus discusses the following portfolio (the Portfolio):

AST Long Duration Bond Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY: AST LONG DURATION BOND PORTFOLIO
3	INVESTMENT OBJECTIVE
3	PORTFOLIO FEES AND EXPENSES
3	INVESTMENTS, RISKS AND PERFORMANCE
6	MANAGEMENT OF THE PORTFOLIO
6	TAX INFORMATION
6	FINANCIAL INTERMEDIARY COMPENSATION
7	ABOUT THE TRUST AND ITS PORTFOLIOS
8	MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
12	PRINCIPAL RISKS
16	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
19	HOW THE TRUST IS MANAGED
21	HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
24	OTHER INFORMATION
26	FINANCIAL HIGHLIGHTS
I-1	APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

SUMMARY: AST LONG DURATION BOND PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio will be to seek to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include charges incurred in connection with your variable annuity contract (each a Contract and together, the Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses[1]	0.04%
Total Annual Portfolio Operating Expenses	0.83%

1 The Portfolio will commence operations on or about February 25, 2013. Estimated other expenses based in part on assumed average daily net assets of $500 million for the Portfolio for the fiscal year ending December 31, 2013.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Year
AST Long Duration Bond Portfolio	$85	$265

Portfolio Turnover. The Portfolio will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). The Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies as described in more detail below. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, will affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it has not yet commenced operations.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio's investments may include: (i) investment grade debt obligations of U.S. and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the U.S. Government and government-related entities, including mortgage-related securities; (iv) U.S. Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.

Under normal market conditions, the Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities.

Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally will seek to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, which duration is expected to be between 8-12 years as of February 25, 2013. The Portfolio's secondary custom blended index consists of the Barclays U.S. Long Corporate Index (7.5% financials capped) (65%) and the Barclays U.S. Intermediate Corporate Index (7.5% financials capped) (35%). The Portfolio's investment managers determined the weight of each index comprising the secondary index.

The Portfolio may invest up to 10% of investable assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio's subadviser to be of comparable quality to instruments rated below investment grade. The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in foreign fixed-income instruments, including those issued by issuers in emerging markets.

In determining which securities to buy and sell, the Portfolio's subadviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Portfolio's subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer's prospects and to determine whether its securities are undervalued or overvalued.

The Portfolio is the sole investment option for certain Contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, the Participating Insurance Companies) to be marketed as the Prudential Defined Income Variable Annuity. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Expense Risk. Your actual cost of investing in the Portfolio may be higher than the annualized estimated expense ratio shown above under "Annual Portfolio Operating Expenses" for a variety of reasons, including, for example, if the Portfolio's daily average net assets does not reach the projected level shown above.

Fixed Income Securities Risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Liquidity and Valuation Risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or which are subject to limitations on transfer. The Portfolio also may have difficulty disposing of those securities at the

ADVANCED Series Trust

values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Mortgage-Backed Securities Risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Portfolio Turnover Risk. The subadviser generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, the subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading and transaction-related costs associated with portfolio turnover may adversely affect the Portfolio's investment performance.

Recent Events Risk. The ongoing financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crises, the U.S. and other governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could subject the investment managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

U.S. Government, Government-Related Entity, and Government Agency Securities Risk. In addition to market risk, interest rate risk, and credit risk, such securities may limit the Portfolio's potential for capital appreciation. Not all securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by federal agencies or instrumentalities, are insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Federal National Mortgage Association (FNMA or Fannie Mae) are not backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States Government, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. If the relevant government-sponsored enterprise issuing or sponsoring the securities is unable to meet its obligations or its creditworthiness declines, then the performance of the Portfolio will be adversely impacted.

Valuation Risk. Due to the nature of the Portfolio's investments and the market environment, a portion of the Portfolio's assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security.

Past Performance. No performance history is presented for the Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE PORTFOLIO

Investment Managers: Prudential Investments LLC and AST Investment Services, Inc.

Subadviser: Prudential Investment Management, Inc.

Portfolio Manager	Title with Prudential Investment Management, Inc.	Service Date with Portfolio
Edward H. Blaha, CFA	Principal and Portfolio Manager	February 2013
Steven A. Kellner, CFA	Managing Director and Senior Portfolio Manager	February 2013
Rajat Shah, CFA	Principal and Portfolio Manager	February 2013

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Companies, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ADVANCED Series Trust

ABOUT THE TRUST AND ITS PORTFOLIOS

This Prospectus provides information about Advanced Series Trust, which presently consists of 74 separate portfolios. This Prospectus discusses the AST Long Duration Bond Portfolio. The Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).

AST Investment Services, Inc. (ASTIS) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI (together, the Investment Managers) have retained Prudential Investment Management, Inc. (PIM or the Subadviser) to manage the day-to-day investment of the assets of the Portfolio in a manager-of-managers structure. More information about the Investment Managers, PIM, and the manager-of-managers structure is included in "How the Trust is Managed" later in this Prospectus.

The Trust offers one class of shares in the Portfolio. Shares of the Portfolio are sold only to separate accounts of the Participating Insurance Companies.

Additional information about the Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information for the Portfolio (the SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS

Investment Objective of the Portfolio. The investment objective of the Portfolio will be to seek to maximize total return consistent with the preservation of capital. Total return is comprised of current income and capital appreciation. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Portfolio. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio's investments may include: (i) investment grade debt obligations of U.S. and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the U.S. government and government-related entities, including mortgage-related securities; (iv) U.S. government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.

Under normal market conditions, the Portfolio will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities.

The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio may invest up to 10% of its investable assets in instruments which are rated below investment grade ("junk bonds") or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade. The term "investment grade" refers to instruments which are either rated Baa or higher by Moody's, or BBB or higher by Standard & Poor's or Fitch, or are comparably rated by another NRSRO or, if unrated, are considered by the subadviser to be of comparable quality. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.

The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (hedge) investment risks.

Although the Portfolio may invest in securities of any maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, which duration is expected to be between 8-12 years as of February 25, 2013. The Portfolio's secondary custom blended index consists of the Barclays U.S. Long Corporate Index (7.5% financials capped) (65%) and the Barclays U.S. Intermediate Corporate Index (7.5% financials capped) (35%). The Portfolio's investment managers determined the weight of each index comprising the secondary index. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:

■  Up to 15% of total assets in instruments categorized in the financial services group of industries;

■  Up to 30% of total assets in U.S. currency-denominated and foreign currency-denominated fixed-income instruments issued by foreign issuers (foreign fixed-income instruments), including those issued by issuers in emerging markets;

■  Up to 10% of investable assets in non-investment grade debt (junk bonds).

The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.

A change in the securities held by the Portfolio is known as "Portfolio turnover." The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. No portfolio turnover rate is presented for the Portfolio because it has not yet commenced operations.

ADVANCED Series Trust

Principal Investments of the Portfolio

General. PIM has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. In determining which securities to buy and sell, PIM will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. PIM generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer's prospects and to determine whether its securities are undervalued or overvalued.

The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio's investments may include: (i) investment grade debt obligations of U.S. and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the U.S. government and government-related entities, including mortgage-related securities; (iv) U.S. government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce ("hedge") investment risks.

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Asset-backed securities, CDOs, and CLOs are subject to credit risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail below under the caption "Principal Risks."

Corporate Debt Obligations. The Portfolio may also invest in the bonds of corporations. For purposes of this policy, the term "corporations" includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit-Linked Securities. The Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Derivative Strategies. The Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolio may also use derivatives to seek to enhance returns and for hedging purposes. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The use of derivatives by the Portfolio—including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, PIM will try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. PIM may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. PIM will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Portfolio may use may not match or offset its underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

As an open-end investment company registered with the Securities and Exchange Commission (the Commission), the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

The use of derivatives involves a variety of risks and is described in greater detail below under the caption " Principal Risks."

Some of the specific types of derivative instruments expected to be used by the Portfolio are described in more detail immediately below:

■  Futures Contracts and Related Options. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

■  Swap Transactions. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio's assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit PIM's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio's investment objectives.

Privately-Issued Mortgage-Related Securities. The Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities but generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A real estate mortgage investment conduit (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Portfolio does not intend to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security.

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A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

Mortgage-related securities, asset-backed securities, and CMOs are subject to credit risk, interest rate risk, liquidity risk, valuation risk, prepayment risk, and extension risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. Although the Portfolio does not currently intend to invest in sub-prime mortgage-related securities, the Portfolio may invest a portion of its assets in such securities in the future depending upon then-current market, financial, and economic conditions. These risks are described in greater detail below under the caption "Principal Risks."

U.S. Government Securities. U.S. Government securities include debt obligations issued by the U.S. Treasury (the Treasury). Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolio may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

U.S. Government securities also include debt obligations issued by federal government agencies and government sponsored enterprises, which may include mortgage-backed securities. Securities issued by government sponsored enterprises are not backed by the full faith and credit of the U.S. Government and for more information about this risk, as well as other risks associated with U.S. Government Securities, please see below under "More Detailed Information on How the Portfolio Invests—Principal Investments of the Portfolio—Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities."

Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities. Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

PRINCIPAL RISKS

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio can't guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more the Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolio may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. The Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks, including:

■  Counterparty Credit Risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

■  Leverage Risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

■  Liquidity and Valuation Risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, the Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

■  Hedging Risk. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Portfolio is not required to use hedging and may choose not to do so.

■  Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than the prices of investments in traditional equity and debt securities.

Expense Risk. Your actual cost of investing in the Portfolio may be higher than the annualized estimated expense ratio shown above under "Annual Portfolio Operating Expenses" for a variety of reasons, including, for example, if the Portfolio's daily average net assets does not reach the projected level shown above.

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Fixed Income Securities Risk. Investments in fixed income securities involve a variety of risks, including credit risk, liquidity risk and interest rate risk.

■  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of creditworthiness. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

■  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See "Liquidity and valuation risk," below.

■  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by the Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

■  Currency Risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.

■  Emerging Market Risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the Portfolio.

■  Foreign Market Risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.

■  Information Risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.

■  Liquidity and Valuation Risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

■  Political Risk. Political developments may adversely affect the value of the Portfolio's foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

■  Regulatory Risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.

■  Taxation Risk. Many foreign markets are not as open to foreign investors as U.S. markets. The Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Portfolio.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Liquidity and Valuation Risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio's net asset value. The Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Market Risk and Management Risk. Market risk is the risk that the markets in which the Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser's investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information.

Mortgage-Backed Securities Risks. A mortgage-backed security is a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Portfolio Turnover Risk. PIM generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, PIM may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds due to PIM's investment strategies. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading and transaction-related costs associated with portfolio turnover may adversely affect the Portfolio's investment performance.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio's subadviser. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (the CFTC) adopted certain regulatory changes that potentially could subject the Investment Managers of the Portfolio to register with the CFTC as a commodity pool operator (CPO) if

ADVANCED Series Trust

the Portfolio is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses. In the event that the Portfolio's Investment Managers are required to register as a CPO, the Portfolio's disclosure and operations would need to comply with all applicable CFTC regulations. The Portfolio and its Investment Managers are continuing to analyze the effect of these rules changes on the Portfolio.

Selection Risk. PIM will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by PIM will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

U.S. Government, Government-Related Entity, and Government Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit the Portfolio's potential for capital appreciation. Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

Obligations of the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government.

In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. If the relevant government sponsored enterprise issuing or sponsoring the securities is unable to meet its obligations or its credit worthiness declines, then the performance of the Portfolio will be adversely impacted. In addition, the yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. In September of 2008, the Treasury appointed the Federal Housing Finance Agency as the conservator of Fannie Mae and Freddie Mac and the effect that this conservatorship will have on the companies' debt and equities is unclear. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac and authorized them to borrow from the Treasury to meet their obligations, no assurance can be given that it will support these or other government-sponsored enterprises in the future.

Valuation Risk. Due to the nature of the Portfolio's investments and the market environment, a portion of the Portfolio's assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. In addition, if there is wide variation in the fair value estimates produced by the market participants with respect to investments held by the Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO

Additional Investments & Strategies

The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.

Bank Loans. The Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.

Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. The Portfolio will sell common stock received upon conversion.

Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Junk Bonds. The Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P Ratings Services (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody's), BB or lower by Fitch Ratings (Fitch) or, if unrated, are determined by PIM to be of comparable quality. If the rating of a debt obligation is downgraded after the Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.

Money Market Instruments. The Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

If PIM believes it is necessary, it may temporarily invest up to 100% of the Portfolio's total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit PIM's ability to achieve the Portfolio's investment objectives, but may help to preserve the Portfolio's assets when global or international markets are unstable.

Repurchase Agreements. The Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by the Portfolio.

Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

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Short Sales. The Portfolio may make short sales of a security. This means that the Portfolio may sell a security that it does not own, which it may do, for example, when PIM thinks the value of the security will decline. the Portfolio generally will borrow the security to deliver to the buyers in a short sale. The Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.

The Portfolio also may make short sales "against the box." In a short sale "against the box," the Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation of the security.

When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When the Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. The Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). PIM will monitor the Portfolio's liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the Portfolio's illiquid securities exceeds 15% of the Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion. The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

Additional Risks of Investing in the Portfolio. Set forth below is a description of certain other non-principal risks associated with an investment in the Portfolio.

"Junk Bond" Risk. The Portfolio may invest up to 10% of its investable assets in debt securities that are rated below investment grade by a nationally recognized rating agency, or, if not rated, that are determined to be of equivalent investment quality by the PIM. These debt securities are often referred to as "junk bonds." Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. The Portfolio will be subject to additional credit risk to the extent it invests in "junk bonds."

Short Sale Risk. If the Portfolio sells a security short, it in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when the Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. If the Portfolio enters into short sales, it exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security's price would be expected to rise. Although the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, the subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

ADVANCED Series Trust

HOW THE TRUST IS MANAGED

Board of Trustees

The Board oversees the actions of the Investment Managers and the subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.

Investment Managers

AST Investment Services, Inc. One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as co-investment managers of the Trust. ASTIS has been in business providing advisory services since 1992 with aggregate assets of approximately $144.8 billion as of December 31, 2012. PI has been in business providing advisory services since 1996 with aggregate assets of approximately $194.7 billion as of December 31, 2012.

The Trust's Investment Management Agreement, on behalf of the Portfolio, with ASTIS and PI (the Management Agreement), provides that ASTIS and PI will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged PIM to conduct the investment programs of the Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of PIM and reporting on such activities to the Board. The Trust has obtained an exemption from the Commission that permits the Investment Managers, subject to approval by the Board, to change subadvisers for the Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Board.

If at any point there is more than one subadviser for the Portfolio, the Investment Managers will determine the division of the assets for the Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreements will be available in the Trust's semi-annual report available in August, 2013.

Investment Subadviser

Prudential Investment Management, Inc. is the investment subadviser for the Portfolio and has served as an investment adviser to investment companies since 1984. PIM is an indirect, wholly-owned subsidiary of Prudential Financial and an affiliate of the Investment Managers. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. The Investment Managers have responsibility for all investment advisory services, supervise PIM and pay PIM for its services. The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the Portfolio. As of September 30, 2012, PIM had approximately $670 billion in assets under management.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Portfolio is set forth below. In addition to the information set forth below, the Trust's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Portfolio.

Edward Blaha, Steven Kellner, and Rajat Shah will be primarily responsible for the day-to-day management of the Portfolio.

Edward H. Blaha, CFA, is Principal and portfolio manager for Prudential Fixed Income's U.S. Investment Grade Corporate Bond Sector Team. Mr. Balaha joined Prudential Financial in December 1987 in the Portfolio Management Group, the unit responsible for asset allocation for Prudential Financial's proprietary account. In 1993, Mr. Blaha joined the Investment Grade Corporate Team as an investment associate/trader. Mr. Blaha received a BS in Business Administration from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.

Steven A. Kellner, CFA, is Managing Director and Head of Corporate Bond Strategies at Prudential Fixed Income. He is Senior Portfolio Manager for our "flagship" Corporate Fixed Income Strategy and oversees a team of nearly 20 portfolio managers and traders responsible for managing more than $151 billion in corporate bond assets as of September 30, 2012. Oversight includes US short, intermediate, and long duration portfolios, as well as European and global corporate bond strategies. Mr. Kellner has been managing corporate bonds for Prudential since 1989 and became Head of Corporate Bond Strategies in 1999. He initially joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as an analyst, then moved to the corporate bond team responsible for managing Prudential Financial's proprietary fixed income portfolios. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

Rajat Shah, CFA, is Principal and portfolio manager for Prudential Fixed Income's Investment Grade Corporate Team and is a corporate sector manager for multi-sector portfolios. Previously, he was an associate in Prudential Fixed Income's Credit Research Group, covering the investment grade technology and high yield aerospace/defense sectors. Prior to that, Mr. Shah helped three senior analysts cover the investment grade cable, media, and telecom sectors, as well as the high yield technology and wireless sectors. Mr. Shah joined Prudential Financial in 1999 as an analyst in Prudential Funding, where he assisted with the pricing and issuance of long-term and short-term debt. Earlier, he was a structured finance analyst at Arthur Andersen. Mr. Shah received a BS in Finance from Rutgers University and holds the CFA designation.

Fees and Expenses

Investment Management Fees. The estimated total effective annualized investment management fee (as a percentage of net assets) for the Portfolio is 0.69%. This is based on assumed average daily net assets of $500 million for the fiscal year ending December 31, 2013.

The investment management fees for the Portfolio are accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption "Investment Advisory and Other Services" in the SAI.

The Investment Managers pay PIM a portion of such investment management fee for the performance of the subadvisory services at no additional cost to the Portfolio. More information about the subadvisory fees payable by the Investment Managers to PIM is set forth under the caption "Investment Advisory and Other Services" in the SAI.

Other Expenses. As used in connection with the Portfolio, "Other Expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.

ADVANCED Series Trust

HOW TO BUY AND SELL SHARES OF THE PORTFOLIO

Purchasing and Redeeming Shares of the Portfolio

The way to invest in the Portfolio is through certain variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio.

The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies to be marketed as the Prudential Defined Income Variable Annuity. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract or contact the relevant Participating Insurance Company or their financial professional.

Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission or when the Commission determines an emergency exists.

Redemption in Kind

The Portfolio may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PI funds may have to sell Portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs. However, because the Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies, the risk of frequent purchases and redemptions of shares by investors is minimized with respect to the Portfolio.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to the Participating Insurance Companies' separate accounts that fund the Contracts. Therefore, the Participating Insurance Companies, not the Trust, maintain the individual Contract owner account records. The Participating Insurance Companies submit to the Trust's transfer agent daily aggregate orders combining the transactions of many Contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual Contract owners.

The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.

Under the Trust's policies and procedures, the Trust has notified the Participating Insurance Companies that the Trust expects the insurance company to impose restrictions on transfers by Contract owners. The Trust receives reports on the trading restrictions imposed by the Participating Insurance Companies on Contract owners investing in the Portfolio. In addition, the Trust has entered shareholder information agreements with the Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding Contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by Contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from the Participating Insurance Companies. If a purchase order is rejected, the purchase amount will be returned to the relevant Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your Contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of the Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Portfolio shares on days when the NYSE is closed but the primary markets for the Portfolio's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by the Portfolio are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for the Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to the Portfolio's U.S. traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or PIM) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of the Portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Portfolio as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the

ADVANCED Series Trust

NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or PIM, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or PIM to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor and Distribution Arrangements

The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and AST. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio's shares is 0.10% of the average daily net assets of each Trust portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PAD may receive payments from certain subadvisers of the Portfolio or its affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION

Federal Income Taxes

The Portfolio intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract holders may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract holders, variable annuity contract holders and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is described in the SAI and is available at www.prudential.com/variableinsuranceportfolios. The Trust will provide a full list of the securities held by the Portfolio at www.prudential.com/variableinsuranceportfolios, in accordance with those policies and procedures. The Trust will also file a list of securities held by the Portfolio with the Commission as of the end of each quarter. The Trust's quarterly portfolio holdings filings are available on the Commission's website at http://www.sec.gov.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the Company) received formal requests for information from the Commission and the New York Attorney General's Office (NYAG) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the Commission and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (ASISI), reached a resolution of these previously disclosed investigations by the Commission and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) (Skandia) in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the Commission to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Commission Staff to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Commission Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Board and the Commission Staff. In addition, ASISI has agreed, among other things, to continue to cooperate with the Commission and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and ASTIS and their affiliates, including a subadviser or the distributor of the Portfolio, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, PIM, or the distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS's, PIM's or the distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and

ADVANCED Series Trust

the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolio as an investment option.

FINANCIAL HIGHLIGHTS

Because the Portfolio has not commenced operations as of the date of this Prospectus, no financial highlights data is provided.

ADVANCED Series Trust

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings

AAA : An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA : An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A : An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB : An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB : An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B : An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC : An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC : An obligation rated CC is currently highly vulnerable to nonpayment.

C : The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-) : The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1 : This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 : Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

■  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

■  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 : Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 : Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings

Aaa : Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa : Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A : Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa : Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba : Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B : Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa : Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca : Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C : Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 : Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

■  Leading market positions in well-established industries.

■  High rates of return on Portfolios employed.

■  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

■  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

■  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 : Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1 : This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 : This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.
International Long-Term Credit Ratings

AAA : Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA : Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A : High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB : Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB : Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B : Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C : High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

■  Mailing Address

Advanced Series Trust
Gateway Center Three, 100 Mulberry Street,
Newark, New Jersey 07102

■  Investment Managers

AST Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Prudential Investments LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

■  Subadviser

Prudential Investment Management, Inc.
Gateway Center Two
100 Mulberry Street
Newark, NJ 07102

■  Custodian

The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286

■  Administrator Transfer and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

■  Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

■  Counsel to the Independent Trustees

K&L Gates LLP
70 West Madison Street
Chicago, IL 60602

■  Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolio is included in a Statement of Additional Information relating to the Portfolio, dated February 6, 2013, which is incorporated by reference into this Prospectus. Additional information about the Portfolio's investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Trust's website at http://www.annuities.prudential.com/view/page/investor/294.

Delivery of Prospectus and Other Documents to Households. The information in the Trust's filings with the Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.

To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.

Investment Company File Act No. 811-05186

ASTLDBOND